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                                                                    EXHIBIT 25

                               POWER OF ATTORNEY


STATE OF CALIFORNIA                 )
                                    )   SS
COUNTY OF LOS ANGELES               )


KNOW ALL MEN BY THESE PRESENTS that that Dennis C. Stanfill, having an address c/o Dennis Stanfill Company, 583 S. Lake Street, Ste. 306, Pasadena, CA 91106, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Marc E. Bercoon, having an address c/o Carter Hawley Hale Stores, Inc., 3880 North Mission Road, Los Angeles, CA 90031, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities the Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto Marc E. Bercoon, said Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

IN WITNESS WHEREOF, Dennis C. Stanfill, has hereunto set his hand this 14th day of April, 1994.


                                        /s/ Dennis C. Stanfill
                                        __________________________


I, Helen Arana, a Notary Public in and for said County in the State aforesaid, do hereby certify that Dennis C. Stanfill, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

Given under my hand an notarial seal this 14th day of April, 1994.


                                   /s/ Helen Arana
                                   _________________________
                                        (Notary Public)


My Commission Expires:  December 2, 1994


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                               POWER OF ATTORNEY


STATE OF MASSACHUSETTS              )
                                    )   SS
COUNTY OF MIDDLESEX                 )


KNOW ALL MEN BY THESE PRESENTS that Robert M. Solow having an address c/o MIT, E52-383B, Cambridge, MA 02139, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Marc E. Bercoon, having an address c/o Carter Hawley Hale Stores, Inc., 3880 North Mission Road, Los Angeles, CA 90031, his true and lawful Attorney-in-Fact for him and in his name, place and stead to sign and execute in any and all capacities the Annual Report on Form 10-K and any or all amendments to this Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto Marc E. Bercoon, said Attorney-in-Fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said Attorney-in-Fact or his substitutes shall lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

IN WITNESS WHEREOF, Robert M. Solow has hereunto set his hand this 19th day of April, 1994.


                                        /s/ Robert M. Solow
                                        __________________________


I, Theresa Benevento, a Notary Public in and for said County in the State aforesaid, do hereby certify that Robert M. Solow, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

Given under my hand an notarial seal this 19th day of April, 1994.


                                   /s/ Theresa Benevento
                                   _________________________
                                        (Notary Public)


My Commission Expires:  6-22-95